Exhibit 10.1

Amendment to Promissory Note

This Amendment to Promissory Note is entered this December 7, 2010 between Dieter Esch (“Holder”) and Wilhelmina International, Inc. (“Payor”).

WHEREAS, Payor issued a Promissory Note dated December 31, 2009 (the “Note”) to Holder in the original principal amount of $1.75 million;

WHEREAS, a principal balance of one million dollars ($1,000,000) remains outstanding under the Note as of the date hereof;

WHEREAS, Payor and Holder wish to amend certain terms of the Note relating to the repayment of such remaining principal balance; and

WHEREAS, capitalized terms used but not otherwise modified or defined herein shall have the respective meanings attributed to them in the Note.

NOW, THEREFORE, in consideration of the foregoing and the agreements set forth below, the parties hereto agree as follows:

A.           Amendment Date

The following definition of “Amendment Date” shall be added to the Note:

“”Amendment Date” shall mean December 7, 2010.”

B.           Change in Interest Rate

The definition of “Interest Rate” in the Note shall be amended and restated in its entirety as follows:

““Interest Rate” shall mean the Weighted Average Loan Document Rate, from the date of this Promissory Note to the date of payment thereof; provided that, commencing January 1, 2011 to the date of payment thereof, the interest rate per annum shall be nine percent (9%).”

C.           Extension of Maturity Date to June 30, 2011

The definition of “Maturity Date” in the Note shall be amended and restated in its entirety as follows:

““Maturity Date” shall mean June 30, 2011.”

D.           Change in Amortization Schedule

Section 2.3 of the Note shall be amended and restated in its entirety as follows:

“The outstanding principal balance as of the Amendment Date shall be repaid on a quarterly basis on each Payment Date pursuant to the following amortization schedule:

December 31, 2010:  $400,000
March 31, 2011: $400,000
June 30, 2011: $200,000

E.           Except as modified herein, the Note shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment to Promissory Note as of the date written above.

Wilhelmina International, Inc.

/s/ John Murray
Name:	John Murray
Title:	CFO

/s/ Dieter Esch
Dieter Esch